UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2009

RADIOSHACK CORPORATION

(Exact name of registrant as specified in its charter)

001-05571

(Commission File Number)

Delaware	75-1047710
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 RadioShack Circle, Mail Stop CF4-101
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 415-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

See Item 5.02 for a discussion of the Offer Letter, entered into between RadioShack Corporation (the “Company”) and Ms. Sharon Stufflebeme, the Company’s newly appointed Senior Vice President – Chief Information Officer.

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2009, the Company announced that it had appointed Ms. Sharon Stufflebeme to the position of Senior Vice President – Chief Information Officer. Ms. Stufflebeme will report to Chairman and Chief Executive Officer Julian C. Day.

Before joining RadioShack, Ms. Stufflebeme served as Senior Vice President – Chief Information Officer for 7-Eleven, Inc., where she began working in 2004. Before working for 7-Eleven, Inc., she worked for Anderson Consulting, Hitachi Consulting, and Michaels Stores.

In connection with Ms. Stufflebeme’s appointment as Senior Vice President – Chief Information Officer, the following sets forth Ms. Stufflebeme’s base salary, sign-on bonus, and 2009 annual bonus.

Base Annual Salary: $350,000

Sign-on Bonus: $25,000

2009 Annual Bonus: $245,000

Ms. Stufflebeme’s annual target bonus is equal to 70% of her base salary and payment is subject to the Company achieving certain performance metrics. Ms. Stufflebeme’s annual bonus for 2009 will be prorated for the period of time she was employed by the Company, but is guaranteed to be no less than $75,000.

Ms. Stufflebeme will participate in the Company’s Long Term Incentive Compensation Plan covering calendar years 2008, 2009 and 2010, payable in 2011. Under this three year plan, Ms. Stufflebeme’s target bonus is equal to 70% of her base salary, or $245,000. In addition, Ms. Stufflebeme will participate in the Company’s Long Term Incentive Compensation Plan covering calendar years 2009, 2010 and 2011, payable in 2012. Under this three year plan, Ms. Stufflebeme’s target bonus is also equal to 70% of her base salary. Payments made pursuant to the three year plans referenced above are subject to the Company achieving certain performance metrics. Ms. Stufflebeme’s target bonuses under these Long Term Incentive Compensation Plans will also be prorated for the period of time she was employed by the Company.

Ms. Stufflebeme will also be eligible to participate in the Company’s health and welfare plans, 401(k) plan, Officers’ Severance Program, and Executive Life and Long Term Disability benefits.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed in the accompanying Index to Exhibits are furnished as part of this current report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 22nd day of June, 2009.

RadioShack Corporation
(Registrant)

By:	/s/ James F. Gooch
James F. Gooch
Executive Vice President -
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated June 22, 2009.